                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[  ] Definitive Proxy Statement
[X]  Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12


                          BATTLE MOUNTAIN GOLD COMPANY

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

                          [Logo Battle Mountain Gold]

                          SPECIAL VOTING INSTRUCTIONS
                                 FOR HOLDERS OF
                   BATTLE MOUNTAIN CANADA EXCHANGEABLE SHARES
                     IN CONNECTION WITH THE SPECIAL MEETING

                                       OF

                          BATTLE MOUNTAIN GOLD COMPANY

   On June 21, 2000, Battle Mountain Gold Company ("Battle Mountain Gold") entered into a merger agreement with Newmont Mining Corporation ("Newmont") and a Newmont subsidiary. On the same date, Battle Mountain Canada Ltd., a Canadian subsidiary of Battle Mountain Gold ("Battle Mountain Canada"), entered into an arrangement that relates to the merger agreement.

   The merger agreement provides for the merger of the Newmont subsidiary with and into Battle Mountain Gold, as a result of which Battle Mountain Gold will become a wholly-owned subsidiary of Newmont. In connection with the merger, each share of Battle Mountain Gold common stock will be converted into the right to receive 0.105 of a share of Newmont common stock. The arrangement agreement provides that simultaneously with the merger, each exchangeable share of Battle Mountain Canada will also be converted into the right to receive
0.105 of a share of Newmont common stock.

   BOTH THE MERGER AGREEMENT AND THE ARRANGEMENT AGREEMENT ARE SUBJECT TO STOCKHOLDER APPROVAL REQUIREMENTS, AND BOTH MUST BE APPROVED IN ORDER FOR THE TRANSACTIONS DESCRIBED ABOVE TO BE COMPLETED. On January 5, 2001, Battle Mountain Gold will be holding a special meeting of its common and preferred stockholders to approve the merger agreement (the "BMG Special Meeting"). On the same date, Battle Mountain Canada will be holding a special meeting of its exchangeable shareholders to approve the arrangement agreement (the "BMC Special Meeting"). AS A HOLDER OF BATTLE MOUNTAIN CANADA EXCHANGEABLE SHARES, YOU ARE ENTITLED TO VOTE AT BOTH SPECIAL MEETINGS BY COMPLETING AND RETURNING THE SEPARATE VOTING INSTRUCTION/PROXY CARDS PROVIDED TO YOU FOR EACH MEETING, OR BY PROVIDING YOUR VOTING INSTRUCTIONS ON THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETINGS TO YOUR BROKER, BANKER OR OTHER PARTY WHO IS A REGISTERED OWNER OF YOUR SHARES.

   This notice provides further information on your right to vote on the approval of the merger agreement at the BMG Special Meeting, and also describes special procedures that apply to you if your shares are registered in the name of another party, such as a broker or banker. For information on voting at the BMC Special Meeting, please consult the Management Information Circular of Battle Mountain Canada, which is enclosed with this notice.

   VOTING AT THE BMG SPECIAL MEETING

   Under a special voting trust agreement, your exchangeable shares are entitled to voting rights at the BMG Special Meeting as if they were shares of Battle Mountain Gold common stock. To exercise these voting rights, you must instruct CIBC Mellon Trust Company, the Trustee under the special voting trust agreement, as to how you wish your votes to be cast at the BMG Special Meeting. Alternatively, you may instruct the Trustee to give a proxy to you or a representative designated by you so that you or your representative can personally attend the BMG Special Meeting and exercise the voting rights attached to your exchangeable shares. In either case, to instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the YELLOW Voting Instruction Card for the BMG Special Meeting (the "BMG Voting Instruction Card") in the enclosed postage-paid envelope to the Trustee by 5:00 p.m., Toronto time, on January 4, 2001.

   IF YOU DO NOT DELIVER THE BMG VOTING INSTRUCTION CARD TO THE TRUSTEE PRIOR TO THE DEADLINE SPECIFIED ABOVE, THE TRUSTEE WILL NOT BE ENTITLED TO EXERCISE THE VOTING RIGHTS ATTACHED TO YOUR EXCHANGEABLE SHARES AND YOUR SHARES WILL NOT BE REPRESENTED OR VOTED AT THE BMG SPECIAL MEETING. BECAUSE THE MERGER AGREEMENT MUST BE APPROVED BY A MAJORITY OF THE COMBINED OUTSTANDING VOTING POWER OF THE BATTLE MOUNTAIN GOLD COMMON STOCK AND BATTLE MOUNTAIN CANADA EXCHANGEABLE SHARES ELIGIBLE TO VOTE AT THE BMG SPECIAL MEETING, A FAILURE TO GIVE THE TRUSTEE VOTING INSTRUCTIONS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. ACCORDINGLY, WE URGE YOU TO SIGN, DATE AND RETURN THE BMG VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE IN ORDER TO ENSURE THAT YOUR EXCHANGEABLE SHARES WILL BE REPRESENTED AT THE BMG SPECIAL MEETING.

   You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated BMG Voting Instruction Card. However, no notice of revocation or later-dated BMG Voting Instruction Card will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on January 4, 2001.

   SPECIAL PROCEDURES FOR NON-REGISTERED HOLDERS

   Only registered holders of exchangeable shares of Battle Mountain Canada are permitted to instruct the Trustee as to how to vote their exchangeable shares at the BMG Special Meeting in person or by proxy as described above. You may be a beneficial owner (and not a registered holder) of exchangeable shares (a "Non- Registered Holder") if your exchangeable shares are registered either:

  . in the name of an intermediary (an "Intermediary") with whom you deal with in respect of exchangeable shares, such as banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIPs, RESPs and similar plans; or

  . in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

   If you are a Non-Registered Holder, you will be given either:

  . a voting instruction form which must be completed, signed and returned by you to the Intermediary or its service company in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone or via the Internet); or

  . a voting instruction card which has already been signed by the Intermediary (typically by a facsimile, stamped signature) and which is restricted as to the number of exchangeable shares beneficially owned by you but which is otherwise incomplete. This voting instruction card need not be signed by you. In this case, if you wish to direct the voting of the exchangeable shares held by you or attend and vote at the BMG Special Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction card and deposit it with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 or by fax to (416) 368-2502 prior to 5:00 p.m., Toronto time, on January 4, 2001.

   The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the exchangeable shares you beneficially own or to attend and vote at the BMG Special Meeting, in person or by proxy. If, as described above, your Intermediary chooses to give you an unsigned voting instruction form to obtain your voting instructions on the approval of the merger agreement at the BMG Special Meeting, your Intermediary may also use the same form to request your separate voting instructions on the approval of the arrangement agreement at the BMG Special Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

   Non-Registered Holders may revoke a voting instruction card/form by following the instructions of their Intermediaries and their service companies.

   ADDITIONAL QUESTIONS

   If you have any additional questions as to how to vote your Battle Mountain Canada exchangeable shares at the BMG Special Meeting, you should contact:

                        [Mackenzie Partners, Inc. logo]
                                156 Fifth Avenue
                            New York, New York 10010

                         (212) 929-5500 (CALL COLLECT)
                        (800) 322-2885 (CALL TOLL-FREE)

Houston, Texas

December 1, 2000

                                       2